Exhibit 24

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Jan Bennink, Director of Coca‑Cola Enterprises, Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2012 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2013.

/s/ Jan Bennink

Jan Bennink Director, Coca‑Cola Enterprises, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Calvin Darden, Director of Coca‑Cola Enterprises, Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2012 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2013.

/s/ Calvin Darden

Calvin Darden Director, Coca‑Cola Enterprises, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, L. Phillip Humann, Director of Coca-Cola Enterprises, Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2012 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2013.

/s/ L. Phillip Humann

L. Phillip Humann Director, Coca‑Cola Enterprises, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Orrin H. Ingram, II, a Director of Coca‑Cola Enterprises, Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2012 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2013.

/s/ Orrin H. Ingram, II

Orrin H. Ingram, II Director, Coca‑Cola Enterprises, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Thomas H. Johnson, a Director of Coca-Cola Enterprises, Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2012 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2013.

/s/ Thomas H. Johnson

Thomas H. Johnson Director, Coca-Cola Enterprises, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Suzanne B. Labarge, a Director of Coca-Cola Enterprises, Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2012 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2013.

/s/ Suzanne B. Labarge

Suzanne B. Labarge Director, Coca‑Cola Enterprises, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Véronique Morali, a Director of Coca-Cola Enterprises, Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2012 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2013.

/s/ Véronique Morali

Véronique Morali Director, Coca-Cola Enterprises, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Andrea Saia, a Director of Coca-Cola Enterprises, Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2012 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2013.

/s/ Andrea Saia

Andrea Saia Director, Coca-Cola Enterprises, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Garry Watts, a Director of Coca-Cola Enterprises, Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2012 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2013.

/s/ Garry Watts

Garry Watts Director, Coca-Cola Enterprises, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Curtis R. Welling, a Director of Coca-Cola Enterprises, Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2012 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2013.

/s/ Curtis R. Welling

Curtis R. Welling Director, Coca-Cola Enterprises, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Phoebe A. Wood, a Director of Coca-Cola Enterprises, Inc. (the “Company”), do hereby appoint William W. Douglas III, Executive Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and William T. Plybon, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2012 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2013.

/s/ Phoebe A. Wood

Phoebe A. Wood Director, Coca-Cola Enterprises, Inc.